SUPPLEMENT TO THE PROSPECTUSES
OF
ALLSPRING MULTI-ASSET FUNDS
For the Allspring Absolute Return Fund (the “Fund”)

At a meeting held on November 24, 2021, shareholders of the Fund approved a new investment management agreement with Allspring Funds Management, LLC. As a result, all references contained in this prospectus to an interim agreement for the Fund are hereby removed.

December 7, 2021	AFR121/P501DSP